UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
November 15, 2019

SOUTH JERSEY GAS COMPANY
(Exact name of registrant as specified in Charter)

New Jersey	0-22211	21-0398330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 South Jersey Plaza, Folsom, New Jersey 08037
(Address of principal executive offices, including zip code)

(609) 561-9000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective November 15, 2019, South Jersey Gas Company’s (the “Company”) Principal Financial Officer, Principal Accounting Officer, Secretary and Treasurer, Ann T. Anthony, has resigned in order to pursue other career interests.

Cielo Hernandez, the Senior Vice President & Chief Financial Officer of South Jersey Industries, Inc., the parent company of the Company, and a director of the Company, shall serve as Principal Financial Officer, Principal Accounting Officer, Secretary and Treasurer of the Company, effectively immediately.

Ms. Hernandez, 43, has held the title of Senior Vice President & Chief Financial Officer of South Jersey Industries, Inc. since 2019. Previously, she served as vice president and chief financial officer for the North America region at A.P. Moeller Maersk A/S. An accomplished executive, Ms. Hernandez previously held leadership roles at APM Terminals, Amcor and DIRECTV. Ms. Hernandez has earned degrees from Universidad Santiago de Cali, Colombia and the University of Miami, as well as Certifications in Executive Leadership and High-Performance Leadership from Cornell University, and Strategic Leadership and Improving the Business from IMD University Switzerland.

The selection of Ms. Hernandez to the position of Principal Financial Officer, Principal Accounting Officer, Treasurer or Secretary was not pursuant to any arrangement or understanding with respect to any other person. In addition, there are no family relationships between Ms. Hernandez and any director or other executive officer of the Company, and there are no related party transactions between the Company and Ms. Hernandez reportable under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2019	SOUTH JERSEY GAS COMPANY

	By:	/s/ David Robbins, Jr.
Name: David Robbins, Jr.
Title: President & Chief Operations Officer